CardinalHealth

Essential to care™

CardinalHealth

1 Essential to care Investor Relations Conference FY 2008 September 19, 2007 Exhibit 99.1

2
Forward-looking statements and
GAAP-reconciliation
These presentations contain forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to)
the following: competitive pressures in its various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to the timing of generic introductions and the frequency or rate of pharmaceutical price appreciation; changes in the distribution patterns or reimbursement rates for healthcare products and/or services; uncertainties related to finalizing the pending settlement of the class-
action securities litigation, including obtaining court approval of the settlement; successful integration of Cardinal Health and VIASYS Healthcare and the ability to achieve synergies from the acquisition; uncertainties relating to the amount of future share repurchases by Cardinal
Health, which can be affected by Cardinal Health's then-current stock price, regulatory restraints on share repurchases, cash flows, financial condition and alternative uses of cash available to
Cardinal Health at the time, as well as by the amount of any additional share repurchases authorized by the board of directors; and general economic and market conditions. These presentations reflect management’s views as of September 19, 2007. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, these presentations include non-GAAP financial measures. Cardinal Health provides definitions and reconciling information at the end of these presentations and on its investor relations page at www.cardinalhealth.com.

Jeff Henderson Chief Financial Officer September 19, 2007 Financial review

4 Agenda • Company performance • Value focused financial strategy • Financial targets and goals

5
FY07 consolidated performance
$79,664
$1,931
$2.86
12.4%
$86,852
$2,163
$3.42
16.9%
9%
12%
20%
FY 2006
($M)
FY 2007
($M)
%
Change
Revenue
Non-GAAP operating earnings
Non-GAAP diluted EPS from
continuing operations
Non-GAAP return on equity
FY 07 was a very good year
for Cardinal Health

6
Return to strong growth
Non-GAAP consolidated NOPAT
(All years include the impact of equity compensation)
$1.47
$1.09
$1.22
$1.35
$1.15
$1.29
FY02 FY03 FY04 FY05 FY06 FY07 FY08E
$B
Annual growth
rate
13% 10% (14%) 12% 13%
Note: For comparative purposes, reported amounts include the net effect of equity compensation expense of which 14% was allocated to the former PTS segment.

7
Return to strong growth
$3.42
$2.86
$2.47
$2.93
$2.59
$2.23
FY02 FY03 FY04 FY05 FY06 FY07 FY08E
$
16% 13% (16%) 16% 20%
Annual growth
rate
Non-GAAP diluted earnings per share
(All years include the impact of equity compensation)
Note: For comparative purposes, reported amounts include the net effect of equity compensation expense of which 14% was allocated to the former PTS segment.

Value-focused financial strategy

9
Value-focused financial strategy
Value-focused financial strategy that is targeted at driving growth and returns
Balance sheet
management
Capital
deployment
Capital
structure
Growth
and
returns
Balance sheet management
– Effective use of capital
– Portfolio optimization
Capital deployment
– Higher returns
– Shareholder value focused
Capital structure
– Low cost of capital
– Financial flexibility

10
Balance sheet management
• Portfolio optimization
– Divested PTS for $3.3B
– Acquired VIASYS for $1.5B
Days of inventory
38
34
32
29
FY04 FY05 FY06 FY07 FY08E
• Effective use of capital
– Days of inventory
Return on invested capital
1
1.8%
> 9.0%
PTS (FY06) VIASYS (FY10)
1
Non-GAAP

11
Capital deployment
•
Up to 50% of OCF returned to shareholders
– Returned over $4.2B in capital since beginning of FY07
– Increased dividend 4x since FY05…and still going
– Announced a 2-year $2B share repurchase authorization in August
Consistent and transparent capital allocation strategy that is shareholder value focused
•
Up to 25% of OCF reinvested in organic growth
– Deployed over $1.3B in capital from FY04 to FY07 to support organic growth
•
Up to 20-25% of OCF used for tuck-in acquisitions
– Targeting strategic tuck-ins to round out sector portfolios
– Focused on achieving VIASYS integration synergies

12
Significant cash flow generation to fund growth and drive
shareholder returns
$2.3
$2.1
$2.2
$0.5
$0.9
$1.0
$1.4
$2.7
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10
$B
Note: All years include operating cash flows from continuing and discontinued operations.
FY05 and FY07 are non-GAAP numbers, and are adjusted to eliminate the impact of A/R financing facility. FY07 excludes the impact of the $410M litigation settlements.
Net working capital
Other operating activity
Forecast
Litigation settlements
Capital deployment

13
Capital deployment
3.6
1.2
2.3
5.8
FY04 FY05 FY06 FY07
Total capital deployed ($B)
Returning capital to shareholders accounted for nearly 60%
of the total capital deployed from FY04 to FY07
Acquisitions
Capital
expenditures
Returned to
shareholders

14
Capital structure
Net debt to capital
-15%
0%
15%
30%
45%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07
15%
30%
45%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07
1
Peers include other pharmaceutical wholesalers
Debt to total capital
CAH
Peer
average ¹
CAH
Peer
average ¹

15
Growing returns
7.0%
5.4%
7.1%
5.4%
FY04 FY05 FY06 FY07 FY08 FY09 FY10
ROIC (%)
Non-GAAP return on invested capital
All years include the impact of equity compensation
Note: For comparative purposes, reported amounts include the net effect of equity compensation expense of which 14% was allocated to the former PTS segment.
Actual
Forecast

16
Growing returns
16.9%
12.4%
12.8%
18.0%
FY04 FY05 FY06 FY07 FY08 FY09 FY10
ROE (%)
Non-GAAP return on equity
All years include the impact of equity compensation
Note: For comparative purposes, reported amounts include the net effect of equity compensation expense of which 14% was allocated to the former PTS segment.
Actual
Forecast

17
Financial discipline and controls
•
Consistent
and
transparent
capital allocation strategy
Improvements to financial discipline and controls provide greater transparency
and confidence
•
Significant
and
improving
level of financial disclosure
•
Disciplined
approach to acquisitions
•
New
finance team and
enhanced
staff
•
Revamped
financial processes and controls

Financial targets and goals

19
Financial targets and goals
Non-GAAP EPS 12 – 16%
Long-term financial goals Fiscal 2008 targets
Above range ($3.95 – $4.15)
Consolidated:
Revenue
growth
Segment
profit
growth
7 – 10% 7 – 10% HSCS – Pharma
Segment profit growth
vs. Long-term goal
In range
Segment:
6 – 9% 4 – 7% HSCS – Medical Below range
25 – 30% 8 – 12% MPT Above range
20 – 25% 10 – 15% CTS In range

20
September 19, 2007
Financial targets and goals
Over FY'08 - FY'10 3 Year Period: Fiscal Year 2008
Revenue: + 8 - 10% In range
Op Earnings¹
: + 10 - 13% At or above top end of range
EPS 2 : + 12 - 16% Above range ($3.95 -
$4.15 per share³)
Segment Revenue
Segment
Profit
FY08 profit growth vs.
long-term goal Drivers
HSCS - Pharma + 7 - 10% + 7 - 10% In range
4 *
Stable to increasing segment profit margins; Stable to increasing EP Margins driven by efficient capital usage
* Impact of recent large customer repricings; Moderation in pharma market growth
*
Impact of refined methodology for allocating corporate costs
HSCS - Medical + 4 - 7% + 6 - 9% Below range 4
*
Strong revenue growth in Lab and Ambulatory; Acute growth due to IPS, innovation and improved order to cash process; Expecting second half turnaround
*
Continued investment in customer service and innovation; Impact of HSCS transition
*
Impact of refined methodology for allocating corporate costs
MPT + 8 - 12% + 25 - 30% Above range * Revenue will well exceed range in FY08 due to Viasys impact
* New customer contracts and penetration of existing customers; Product innovation;
International growth; Positive impact of restructuring and sourcing initiatives; Impact of
Viasys acquisition and DBI synergies
CTS + 10 - 15% + 20 - 25% In range
*
Strong demand for Alaris and Pyxis products; Strong international growth; Profit margin expansion due to sales mix and expense controls; Benefits from CareFusion and
MedMined acquisitions; SE recall charges in FY07
*
Continued investment in innovation, quality and customer service
Return on Equity
5
: 15% - 20% In line with long-term goal
Operating Cash Flow: > 100% of net earnings In line with long-term goal
Cash Returned up to 50% of OCF, via share - Quarterly dividend $0.12 per share to Shareholders: repurchase and dividends - Completed $3.1B PTS-related share repurchase in July 2007; Announced new 2-year, $2B authorization
Credit Rating: Strong investment grade In-line
1
Non-GAAP operating earnings
2
Non-GAAP diluted EPS from continuing operations
3
Includes impact of Viasys acquisition (up to $0.10 dilutive), continuing operations impact of PTS divestiture (e.g., share repo from proceeds) of approximately $0.40 (>$0.30 net year on year impact vs. FY07), and interest expense impact of SEC/litigation settlements
4
Refined methodology for allocation of corporate costs within HSCS in FY08 positively impacts HSCS-P profit growth by 1.8 percentage points, and negatively impacts HSCS-M profit growth by 7.3 percentage points
5
Non-GAAP return on equity
One Year Targets Long-Term Financial Goals

21
Increasing contribution of CMP
Clinical and Medical Products
is expected to account
for up to 40% of total segment profits by FY10
35-40%
21%
25%
26%
29-32%
32-35%
FY05 FY06 FY07 FY08 FY09 FY10
% of total segment profit
Note: FY08 – FY10 projections based on long-term guidance ranges

22
Performance range
$2.93
$2.47
$2.86
$3.42
$2.93
$2.47
$2.86
$3.42
FY04 FY05 FY06 FY07 FY08 FY09 FY10
EPS ($)
Non-GAAP diluted EPS range based on long-term targets
FY08 projection based on current FY guidance.  FY09 & FY10 projections based on long-term guidance range.
All years include the impact of equity compensation
Note: For comparative purposes, reported amounts include the net effect of equity compensation expense of which 14% was allocated to the former PTS segment.

Q&A

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	2002	2003	2004	2005	2006	2007
GAAP Operating Earnings	$1,621.2	$1,896.1	$2,092.9	$1,782.2	$1,844.9	$1,373.7

Non-GAAP Operating Earnings
Special items	135.8	88.5	38.7	141.5	80.5	772.0
Impairment charges and other	—	—	—	38.3	5.8	17.3
Equity based compensation [1]	(106.0)	(124.6)	(141.9)	(183.9)	—	—

Non-GAAP Operating Earnings	$1,651.0	$1,860.0	$1,989.7	$1,778.1	$1,931.2	$2,163.0

[1]

Prior to fiscal 2006, the Company accounted for equity-based awards in accordance with APB No. 25 and related interpretations. Except for costs related to restricted shares, restricted share units, stock appreciation rights and an insignificant number of amended options requiring a new measurement date, no compensation expense was recognized. The adjustment represents the impact on operating earnings had the Company recognized expense for all equity-based payments to employees. Total Company equity compensation expense was reduced by 14% to allocate a portion of equity compensation to the former PTS segment.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions, except per Common Share amounts)	2002	2003	2004	2005	2006	2007
GAAP Diluted EPS from Continuing Operations
Amount	$2.19	$2.63	$3.08	$2.45	$2.71	$2.07
Growth Rate	N/A	20%	17%	(20)%	11%	(24)%

Non-GAAP Diluted EPS from Continuing Operations
Earnings from continuing operations	$1,005.2	$1,192.5	$1,354.8	$1,067.1	$1,163.3	$839.7
Special items, net of tax	84.4	59.8	23.9	100.7	57.9	528.9
Impairment charges and other, net of tax	—	—	—	24.1	3.8	15.7
Equity based compensation, net of tax [1]	(65.7)	(77.2)	(88.0)	(114.0)	—	—

Non-GAAP Earnings from Continuing Operations	$1,023.9	$1,175.1	$1,290.7	$1,077.9	$1,225.0	$1,384.3

Divided by diluted weighted average number of shares outstanding	459.6	453.3	440.0	435.7	428.5	404.7

Non-GAAP Diluted EPS from Continuing Operations
Amount	$2.23	$2.59	$2.93	$2.47	$2.86	$3.42
Growth Rate	N/A	16%	13%	(16)%	16%	20%

[1]

Prior to fiscal 2006, the Company accounted for equity-based awards in accordance with APB No. 25 and related interpretations. Except for costs related to restricted shares, restricted share units, stock appreciation rights and an insignificant number of amended options requiring a new measurement date, no compensation expense was recognized. The adjustment represents the impact on earnings from continuing operations had the Company recognized expense for all equity-based payments to employees. Total Company equity compensation expense was reduced by 14% to allocate a portion of equity compensation to the former PTS segment.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	2002	2003	2004	2005	2006	2007
GAAP Effective Tax Rate from Continuing Operations	34.2%	34.6%	32.6%	35.9%	33.2%	33.0%

Non-GAAP Effective Tax Rate from Continuing Operations

Non-GAAP Earnings from Continuing Operations	$1,023.9	$1,175.1	$1,290.7	$1,077.9	$1,225.0	$1,384.3

Provision for income taxes	$522.0	$632.2	$654.1	$597.3	$577.1	$412.6
Special items tax benefit	51.5	27.6	14.9	40.8	22.6	243.1
Impairment charges and other tax benefit	—	—	—	14.2	2.0	1.6
Equity based compensation tax benefit [1]	(40.3)	(47.4)	(53.9)	(69.9)	—	—

Adjusted provision for income taxes	$533.2	$612.4	$615.1	$582.4	$601.7	$657.3

Non-GAAP Effective Tax Rate from Continuing Operations	34.2%	34.3%	32.3%	35.1%	32.9%	32.2%

[1]

Prior to fiscal 2006, the Company accounted for equity-based awards in accordance with APB No. 25 and related interpretations. Except for costs related to restricted shares, restricted share units, stock appreciation rights and an insignificant number of amended options requiring a new measurement date, no compensation expense was recognized. The adjustment represents the impact on the provision for income taxes had the Company recognized expense for all equity-based payments to employees. Total Company equity compensation expense was reduced by 14% to allocate a portion of equity compensation to the former PTS segment.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fiscal Year
(in millions)	2004	2005	2006	2007
GAAP Return on Equity	18.8%	12.5%	11.5%	23.5%

Non-GAAP Return on Equity
Net earnings	$1,474.5	$1,050.7	$1,000.1	$1,931.1
Special items, net of tax, in continuing operations	23.8	100.7	57.9	528.9
Special items, net of tax, in discontinued operations	10.4	53.2	12.8	4.4
Gain on sale of PTS, net of tax, in discontinued operations	—	—	—	(1,072.4)
Equity based compensation, net of tax [1]	(102.3)	(132.6)	—	—

Adjusted net earnings	$1,406.4	$1,072.0	$1,070.8	$1,392.0

Divided by average shareholders’ equity [2]	$7,825.4	$8,404.4	$8,660.1	$8,213.2

Non-GAAP Return on Equity	18.0%	12.8%	12.4%	16.9%

[1]

Prior to fiscal 2006, the Company accounted for equity-based awards in accordance with APB No. 25 and related interpretations. Except for costs related to restricted shares, restricted share units, stock appreciation rights and an insignificant number of amended options requiring a new measurement date, no compensation expense was recognized. The adjustment represents the impact on net earnings had the Company recognized expense for all equity-based payments to employees. Total Company equity compensation expense was reduced by 14% to allocate a portion of equity compensation to the former PTS segment.

[2]	The average shareholders’ equity shown above is calculated using the average of the prior years’ fourth quarter plus each of the current year quarters.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	2002	2003	2004	2005	2006	2007
GAAP Net Operating Profit After Taxes (NOPAT)
Amount	$1,067.1	$1,239.2	$1,411.4	$1,142.6	$1,233.1	$920.4
Growth	N/A	16%	14%	(19)%	8%	(25)%

Non-GAAP NOPAT
Non-GAAP operating earnings	$1,651.0	$1,860.0	$1,989.7	$1,778.1	$1,931.2	$2,163.0
Non-GAAP effective tax rate	34.2%	34.3%	32.3%	35.1%	32.9%	32.2%

Non-GAAP NOPAT
Amount	$1,085.6	$1,222.7	$1,347.6	$1,154.3	$1,295.1	$1,466.6
Growth	N/A	13%	10%	(14)%	12%	13%

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)
HEALTHCARE SUPPLY CHAIN SERVICES	First Quarter Fiscal 2007			Second Quarter Fiscal 2007			Third Quarter Fiscal 2007			Fourth Quarter Fiscal 2007			Fiscal 2007
Pharmaceutical	July	August	September	October	November	December	January	February	March	April	May	June	Total Year
Economic Profit Margin
Segment profit													$1,299.8
Effective tax rate from continuing operations													35.1%

Net operating earnings, after-tax (NOPAT)													$844.1

Total assets	$11,549.8	$12,206.9	$11,620.0	$11,781.8	$11,624.6	$11,663.1	$11,423.2	$11,681.7	$12,031.9	$11,494.8	$11,849.6	$11,705.2
Less: assets from discontinued operations	107.5	109.4	—	—	—	—	—	—	—	—	—	—
Less: accounts payable	6,644.9	7,115.6	6,979.1	6,897.3	6,836.3	6,912.9	6,906.3	7,252.4	7,513.2	6,816.5	7,135.4	7,466.5
Less: other accrued liabilities	1,069.5	1,088.6	1,016.3	1,092.8	1,100.2	1,036.3	1,078.3	1,059.3	1,154.0	1,082.4	1,202.4	1,160.2
Less: liabilities from businesses held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Less: deferred income taxes and other liabilities	82.1	82.1	71.0	89.3	89.7	71.6	90.3	90.3	69.6	87.7	88.0	36.1
Less: goodwill and other intangibles, net	1,354.5	1,361.8	1,332.4	1,328.7	1,335.0	1,335.7	1,339.6	1,348.9	1,349.4	1,351.9	1,351.3	1,345.6
Less: cash and equivalents	42.2	57.4	75.0	91.3	102.7	113.6	115.5	113.0	135.3	127.7	67.9	32.8
Less: short-term investments available for sale	—	—	—	—	—	—	—	—	—	—	—	—

Tangible capital	$2,249.1	$2,392.0	$2,146.2	$2,282.4	$2,160.7	$2,193.0	$1,893.2	$1,817.8	$1,810.4	$2,028.6	$2,004.6	$1,664.0	$2,053.5
Multiplied by weighted average cost of capital													9.0%

Capital charge													$184.8

Economic profit													$659.3

Revenue													$76,572.8

Economic profit margin													0.86%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)
HEALTHCARE SUPPLY CHAIN SERVICES	First Quarter Fiscal 2007			Second Quarter Fiscal 2007			Third Quarter Fiscal 2007			Fourth Quarter Fiscal 2007			Fiscal 2007
Medical	July	August	September	October	November	December	January	February	March	April	May	June	Total Year
Economic Profit Margin
Segment profit													$318.1
Effective tax rate from continuing operations													29.8%

Net operating earnings, after-tax (NOPAT)													$223.2

Total assets	$2,442.1	$2,437.6	$2,456.6	$2,492.0	$2,525.1	$2,505.1	$2,562.1	$2,521.4	$2,476.4	$2,480.4	$2,396.8	$2,472.9
Less: assets from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—
Less: accounts payable	534.8	478.7	510.4	510.6	524.1	544.4	505.2	522.0	528.5	532.3	523.2	558.0
Less: other accrued liabilities	71.1	78.1	49.4	77.4	61.6	20.9	52.1	52.3	16.2	48.7	76.5	35.8
Less: liabilities from businesses held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Less: deferred income taxes and other liabilities	58.2	58.1	53.0	57.2	55.4	44.4	48.3	48.4	58.5	63.6	56.6	59.8
Less: goodwill and other intangibles, net	378.8	377.8	377.7	385.3	384.7	378.3	377.2	378.1	378.0	379.6	381.2	385.1
Less: cash and equivalents	2.9	3.0	4.1	4.2	9.8	7.4	6.7	2.9	17.0	16.5	3.5	25.3
Less: short-term investments available for sale	—	—	—	—	—	—	—	—	—	—	—	—

Tangible capital	$1,396.3	$1,441.9	$1,462.0	$1,457.3	$1,489.5	$1,509.7	$1,572.6	$1,517.7	$1,478.2	$1,439.7	$1,355.8	$1,408.9	$1,460.8
Multiplied by weighted average cost of capital													9.0%

Capital charge													$131.5

Economic profit													$91.7

Revenue													$7,513.9

Economic profit margin													1.22%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)
CLINICAL AND MEDICAL PRODUCTS	First Quarter Fiscal 2007			Second Quarter Fiscal 2007			Third Quarter Fiscal 2007			Fourth Quarter Fiscal 2007			Fiscal 2007
Clinical Technologies and Services	July	August	September	October	November	December	January	February	March	April	May	June	Total Year
Economic Profit Margin
Segment profit													$385.7
Effective tax rate from continuing operations													29.2%

Net operating earnings, after-tax (NOPAT)													$273.1

Total assets	$3,916.6	$4,012.1	$3,880.1	$4,097.8	$4,145.2	$3,961.5	$4,189.4	$4,214.0	$4,082.0	$4,360.8	$4,300.7	$4,273.0
Less: assets from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—
Less: accounts payable	91.2	84.7	79.4	87.8	81.1	85.1	78.8	85.3	101.7	88.0	90.4	88.9
Less: other accrued liabilities	277.2	287.9	223.4	294.7	293.3	205.6	299.7	300.1	228.1	313.5	328.3	240.2
Less: liabilities from businesses held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Less: deferred income taxes and other liabilities	577.6	577.0	475.1	587.5	588.0	470.1	581.1	581.9	467.0	583.7	489.1	474.4
Less: goodwill and other intangibles, net	2,085.9	2,083.4	2,174.3	2,166.4	2,163.9	2,210.0	2,217.8	2,219.2	2,217.1	2,218.3	2,208.6	2,188.1
Less: cash and equivalents	66.2	60.1	82.6	89.7	72.1	97.9	119.5	118.6	127.3	174.2	107.5	216.6
Less: short-term investments available for sale	—	—	0.3	—	—	—	—	—	—	—	85.8	—

Tangible capital	$818.5	$919.0	$845.0	$871.7	$946.8	$892.8	$892.5	$908.9	$940.8	$983.1	$991.0	$1,064.8	$922.9
Multiplied by weighted average cost of capital													9.0%

Capital charge													$83.1

Economic profit													$190.0

Revenue													$2,687.0

Economic profit margin													7.07%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)
CLINICAL AND MEDICAL PRODUCTS	First Quarter Fiscal 2007			Second Quarter Fiscal 2007			Third Quarter Fiscal 2007			Fourth Quarter Fiscal 2007			Fiscal 2007
Medical Products and Technologies	July	August	September	October	November	December	January	February	March	April	May	June	Total Year
Economic Profit Margin
Segment profit													$197.6
Effective tax rate from continuing operations													7.0%

Net operating earnings, after-tax (NOPAT)													$183.8

Total assets	$1,455.5	$1,453.1	$1,506.0	$1,529.9	$1,516.1	$1,478.5	$1,482.2	$1,573.5	$1,572.9	$1,586.7	$1,739.7	$3,604.2
Less: assets from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—
Less: accounts payable	107.3	88.5	118.3	106.0	108.0	93.3	76.1	90.1	99.0	100.8	100.5	129.4
Less: other accrued liabilities	119.3	124.7	89.1	118.3	139.4	97.2	124.5	124.4	115.7	142.3	86.2	329.9
Less: liabilities from businesses held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Less: deferred income taxes and other liabilities	46.2	46.6	44.4	47.8	49.6	52.9	56.4	56.5	40.7	43.5	37.2	179.0
Less: goodwill and other intangibles, net	454.8	453.7	453.4	443.5	446.9	451.9	450.4	451.6	452.7	456.2	453.0	1,924.6
Less: cash and equivalents	136.9	144.9	197.8	201.5	168.7	180.9	166.0	233.8	259.2	252.9	375.9	460.4
Less: short-term investments available for sale	—	—	—	—	—	—	—	—	—	—	—	—

Tangible capital	$591.0	$594.7	$603.0	$612.8	$603.5	$602.3	$608.8	$617.1	$605.6	$591.0	$686.9	$580.9	$608.1
Multiplied by weighted average cost of capital													9.0%

Capital charge													$54.7

Economic profit													$129.1

Revenue													$1,835.9

Economic profit margin													7.03%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)
HEALTHCARE SUPPLY CHAIN SERVICES	First Quarter Fiscal 2006			Second Quarter Fiscal 2006			Third Quarter Fiscal 2006			Fourth Quarter Fiscal 2006			Fiscal 2006
Pharmaceutical	July	August	September	October	November	December	January	February	March	April	May	June	Total Year
Economic Profit Margin
Segment profit													$1,142.7
Effective tax rate from continuing operations													36.8%

Net operating earnings, after-tax (NOPAT)													$722.2

Total assets	$10,521.1	$10,384.3	$11,050.2	$10,499.1	$10,379.0	$10,760.7	$10,770.0	$10,896.3	$11,748.0	$11,342.4	$11,489.4	$11,977.6
Less: assets from discontinued operations	173.1	188.3	191.0	197.3	190.6	178.1	179.0	188.2	102.0	97.2	109.6	115.4
Less: accounts payable	5,506.3	5,692.3	6,238.9	5,626.8	5,867.5	6,167.7	6,086.9	6,336.7	7,243.7	6,369.7	6,985.6	7,159.3
Less: other accrued liabilities	970.8	912.7	890.1	929.7	899.0	847.0	908.9	887.9	987.3	1,036.1	1,032.6	1,006.9
Less: liabilities from businesses held for sale	222.9	222.9	222.9	186.3	186.3	186.3	67.6	67.6	67.6	79.4	95.4	—
Less: deferred income taxes and other liabilities	109.1	106.4	44.5	107.6	107.7	43.6	107.2	107.1	62.9	81.5	81.5	63.0
Less: goodwill and other intangibles, net	962.4	958.6	1,168.0	959.5	958.1	1,157.3	1,162.6	1,183.6	1,210.2	1,214.6	1,224.0	1,351.8
Less: cash and equivalents	59.2	66.6	70.3	80.3	88.9	108.2	73.4	74.0	88.3	65.1	87.0	39.8
Less: short-term investments available for sale	—	—	—	—	—	—	—	—	—	—	—	—

Tangible capital	$2,517.3	$2,236.5	$2,224.5	$2,411.6	$2,080.9	$2,072.5	$2,184.4	$2,051.2	$1,986.0	$2,398.8	$1,873.7	$2,241.4	$2,189.9
Multiplied by weighted average cost of capital													9.0%

Capital charge													$197.1

Economic profit													$525.1

Revenue													$70,046.9

Economic profit margin													0.75%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES
GAAP / NON-GAAP RECONCILIATION

(in millions)
HEALTHCARE SUPPLY CHAIN SERVICES	First Quarter Fiscal 2006			Second Quarter Fiscal 2006			Third Quarter Fiscal 2006			Fourth Quarter Fiscal 2006			Fiscal 2006
Medical	July	August	September	October	November	December	January	February	March	April	May	June	Total Year
Economic Profit Margin
Segment profit													$314.5
Effective tax rate from continuing operations													30.1%

Net operating earnings, after-tax (NOPAT)													$219.8

Total assets	$2,267.1	$2,204.7	$2,260.7	$2,362.1	$2,414.5	$2,436.0	$2,491.0	$2,436.4	$2,385.5	$2,447.2	$2,417.9	$2,404.1
Less: assets from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—
Less: accounts payable	496.2	439.0	534.4	530.4	481.4	498.2	513.2	498.0	480.3	537.7	498.3	510.6
Less: other accrued liabilities	127.3	124.4	85.2	109.4	114.4	79.6	100.9	100.4	39.7	113.6	85.5	45.2
Less: liabilities from businesses held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Less: deferred income taxes and other liabilities	66.9	67.7	62.2	68.3	51.2	46.7	52.8	52.4	86.3	51.2	51.0	53.7
Less: goodwill and other intangibles, net	396.5	397.6	396.8	396.8	415.9	416.2	418.2	374.7	374.7	376.7	379.2	386.2
Less: cash and equivalents	8.4	8.0	8.5	8.4	9.1	10.0	4.4	4.8	5.0	5.7	5.9	3.6
Less: short-term investments available for sale	—	—	—	—	—	—	—	—	—	—	—	—

Tangible capital	$1,171.8	$1,168.0	$1,173.6	$1,248.8	$1,342.5	$1,385.3	$1,401.5	$1,406.1	$1,399.5	$1,362.3	$1,398.0	$1,404.8	$1,321.9
Multiplied by weighted average cost of capital													9.0%

Capital charge													$119.0

Economic profit													$100.8

Revenue													$7,198.6

Economic profit margin													1.40%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)
CLINICAL AND MEDICAL PRODUCTS	First Quarter Fiscal 2006			Second Quarter Fiscal 2006			Third Quarter Fiscal 2006			Fourth Quarter Fiscal 2006			Fiscal 2006
Clinical Technologies and Services	July	August	September	October	November	December	January	February	March	April	May	June	Total Year
Economic Profit Margin
Segment profit													$320.3
Effective tax rate from continuing operations													32.1%

Net operating earnings, after-tax (NOPAT)													$217.5

Total assets	$3,826.4	$3,822.1	$3,683.8	$3,966.0	$3,953.3	$3,750.6	$4,045.8	$4,031.9	$3,771.7	$3,845.9	$3,882.1	$3,721.3
Less: assets from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—
Less: accounts payable	69.9	86.1	90.8	83.6	92.1	81.0	74.6	84.0	80.1	80.4	87.7	85.3
Less: other accrued liabilities	159.1	164.9	(63.1)	185.2	189.5	(53.5)	192.2	178.9	265.8	342.0	362.7	194.5
Less: liabilities from businesses held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Less: deferred income taxes and other liabilities	864.4	867.8	924.1	939.5	940.1	921.6	930.3	940.2	575.1	576.6	577.4	464.9
Less: goodwill and other intangibles, net	2,127.8	2,125.0	2,098.7	2,106.1	2,103.2	2,099.9	2,097.4	2,094.2	2,057.3	2,054.6	2,052.4	2,087.5
Less: cash and equivalents	24.2	29.3	25.0	28.1	21.3	29.3	72.3	65.3	55.8	43.7	44.3	62.9
Less: short-term investments available for sale	—	—	—	—	—	—	—	—	—	—	—	—

Tangible capital	$581.0	$549.0	$608.3	$623.5	$607.1	$672.3	$679.0	$669.3	$737.6	$748.6	$757.6	$826.2	$671.6
Multiplied by weighted average cost of capital													9.0%

Capital charge													$60.4

Economic profit													$157.1

Revenue													$2,430.3

Economic profit margin													6.46%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)
CLINICAL AND MEDICAL PRODUCTS	First Quarter Fiscal 2006			Second Quarter Fiscal 2006			Third Quarter Fiscal 2006			Fourth Quarter Fiscal 2006			Fiscal 2006
Medical Products and Technologies	July	August	September	October	November	December	January	February	March	April	May	June	Total Year
Economic Profit Margin
Segment profit													$164.5
Effective tax rate from continuing operations													8.2%

Net operating earnings, after-tax (NOPAT)													$151.0

Total assets	$1,489.2	$1,483.1	$1,485.5	$1,519.8	$1,548.8	$1,561.7	$1,352.4	$1,397.4	$1,403.2	$1,474.2	$1,538.2	$1,418.7
Less: assets from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—
Less: accounts payable	99.3	82.8	83.3	86.3	89.4	90.5	83.4	87.7	94.9	90.7	90.1	119.0
Less: other accrued liabilities	141.1	139.6	106.5	133.4	137.5	105.9	130.1	128.1	100.7	97.0	126.9	89.9
Less: liabilities from businesses held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Less: deferred income taxes and other liabilities	56.1	56.6	52.5	57.2	46.1	39.9	44.2	44.6	5.1	46.3	46.6	43.9
Less: goodwill and other intangibles, net	309.0	309.8	309.2	309.3	324.1	324.4	325.9	367.2	367.1	368.9	451.0	447.4
Less: cash and equivalents	361.6	360.6	394.5	388.5	414.0	455.1	205.9	205.9	233.9	275.3	277.0	146.5
Less: short-term investments available for sale	—	—	—	—	—	—	—	—	—	—	—	—

Tangible capital	$522.1	$533.7	$539.5	$545.1	$537.7	$545.9	$562.9	$563.9	$601.5	$596.0	$546.6	$572.0	$555.6
Multiplied by weighted average cost of capital													9.0%

Capital charge													$50.0

Economic profit													$101.0

Revenue													$1,632.9

Economic profit margin													6.19%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fiscal Year
(in millions)	2004	2005	2006	2007
GAAP Return on Invested Capital	7.12%	4.97%	4.73%	9.38%

Non-GAAP Return on Invested Capital
Net earnings	$1,474.5	$1,050.7	$1,000.1	$1,931.1
Special items, net of tax, in continuing operations	23.8	100.7	57.9	528.9
Special items, net of tax, in discontinued operations	10.4	53.2	12.8	4.4
Interest expense and other, net of tax	53.7	75.4	66.8	77.7
Gain on sale of PTS, net of tax, in discontinued operations	—	—	—	(1,072.4)
Equity based compensation, net of tax [1]	(102.3)	(132.6)	—	—

Adjusted net earnings	$1,460.1	$1,147.4	$1,137.6	$1,469.7

Divided by average total invested capital [2]	$20,720.1	$21,161.2	$21,146.3	$20,580.7

Non-GAAP Return on Invested Capital	7.05%	5.42%	5.38%	7.14%

[1]

Prior to fiscal 2006, the Company accounted for equity-based awards in accordance with APB No. 25 and related interpretations. Except for costs related to restricted shares, restricted share units, stock appreciation rights and an insignificant number of amended options requiring a new measurement date, no compensation expense was recognized. The adjustment represents the impact on net earnings had the Company recognized expense for all equity-based payments to employees. Total Company equity compensation expense was reduced by 14% to allocate a portion of equity compensation to the former PTS segment.

[2]

The average total invested capital for fiscal 2007 and 2006 is calculated using the average of the prior year fourth quarter plus each of the current year quarters. The average total invested capital for fiscal 2005 and 2004 is calculated using the average of the prior year fourth quarter plus the current year fourth quarter. Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations, total shareholders’ equity and unrecorded goodwill. Beginning in the fourth quarter of 2007, unrecorded goodwill is $7.5 billion. For all other periods presented, unrecorded goodwill is $9.7 billion. The average current portion of long-term obligations and other short-term borrowings in discontinued operations and long-term obligations in discontinued operations were $31.9 million, $78.2 million, $76.5 million and $62.5 million for fiscal years 2007, 2006, 2005 and 2004, respectively.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fiscal Year
	2000	2001	2002	2003	2004	2005	2006	2007
Debt to Total Capital	30.7%	25.7%	25.0%	25.6%	31.2%	22.9%	24.7%	32.0%

Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$423.4	$14.2	$0.7	$203.3	$797.4	$244.7	$199.0	$16.0
Long-term obligations, less current portion and other short-term borrowings	1,524.5	1,871.0	2,132.6	2,444.3	2,818.7	2,302.1	2,588.6	3,457.3

Debt	$1,947.9	$1,885.2	$2,133.3	$2,647.6	$3,616.1	$2,546.8	$2,787.6	$3,473.3
Cash and equivalents	(539.5)	(934.1)	(1,274.1)	(1,558.7)	(963.6)	(1,285.9)	(1,187.3)	(1,308.8)
Short-term investments available for sale	—	—	—	—	—	(99.8)	(498.4)	(132.0)

Net debt	$1,408.4	$951.1	$859.2	$1,088.9	$2,652.5	$1,161.1	$1,101.9	$2,032.5

Total shareholders’ equity	$4,400.4	$5,437.1	$6,393.0	$7,674.5	$7,976.3	$8,593.0	$8,490.7	$7,376.9

Capital	$5,808.8	$6,388.2	$7,252.2	$8,763.4	$10,628.8	$9,754.1	$9,592.6	$9,409.4

Net debt to capital	24.2%	14.9%	11.8%	12.4%	25.0%	11.9%	11.5%	21.6%

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fiscal Year
	2000	2001	2002	2003	2004	2005	2006	2007
GAAP Net Cash Provided by Operating Activities	$504.0	$871.7	$983.9	$1,398.0	$2,659.3	$2,855.7	$2,120.8	$1,223.1

Non-GAAP Net Cash Provided by Operating Activities
Litigation settlements, net of tax	—	—	—	—	—	—	—	410.1
Accounts receivable securitization	—	—	—	—	—	(550.0)	—	550.0

Non-GAAP Net Cash Provided by Operating Activities	$504.0	$871.7	$983.9	$1,398.0	$2,659.3	$2,305.7	$2,120.8	$2,183.2

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	2006
PTS GAAP Return on Invested Capital	1.4%

PTS Non-GAAP Return on Invested Capital
Net earnings	$81.4
Special items, net of tax	8.8
Interest expense and other, net of tax	16.1

Adjusted net earnings	$106.3

Divided by average total invested capital [1]	$5,762.0

PTS Non-GAAP Return on Invested Capital	1.8%

[1]

The average total invested capital shown above is calculated using the average of the prior year fourth quarter plus the current year fourth quarter. Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, total shareholders’ equity and unrecorded goodwill. For all periods presented, unrecorded goodwill is $2.2 billion.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

NOPAT (or Net Operation Profit After Tax): operating earnings adjusted for taxes

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by revenue

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

NON-GAAP

Economic Profit: segment net operating earnings, after-tax minus (tangible capital multiplied by weighted average cost of capital); Tangible Capital is the quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

Economic Profit Margin: economic profit divided by revenue

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding special items and impairment charges and other, both net of tax and including the impact of equity based compensation, net of tax in fiscal 2005 and prior

Non-GAAP Effective Tax Rate from Continuing Operations: adjusted provision for income taxes divided by (non-GAAP earnings from continuing operations plus adjusted provision for income taxes); Adjusted Provision for Income Taxes is the provision for income taxes adjusted for special items, impairment charges and other, and equity based compensation for fiscal 2005 and prior

Non-GAAP Operating Earnings: operating earnings excluding special items and impairment charges and other and including the impact of equity based compensation for fiscal 2005 and prior

Non-GAAP Return on Equity: (net earnings plus special items, net of tax minus the impact of equity based compensation, net of tax for fiscal 2005 and prior) divided by average shareholders’ equity 1

Non-GAAP Return on Invested Capital: (net earnings plus special items, net of tax plus interest expense and other, net of tax minus the impact of equity based compensation, net of tax for fiscal 2005 and prior) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 1

Non-GAAP NOPAT (or Non-GAAP Net Operation Profit After Tax): non-GAAP operating earnings adjusted for taxes

[1]

For the fiscal year ended June 30, 2007, the numerator in calculating this non-GAAP financial measure also excludes the $679.5 million net of tax gain on the sale of PTS recorded in discontinued operations in the fourth quarter of fiscal 2007 and the $1.1 billion net of tax gain on the sale of PTS recorded in discontinued operations of which $425 million was recorded in the second quarter of fiscal 2007.

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP operating earnings, non-GAAP earnings from continuing operations and non-GAAP return on equity (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are operating earnings, earnings from continuing operations and return on equity. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.